UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2005

DADE BEHRING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Deerfield Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(847) 267-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02.        Results of Operations and Financial Condition.

Attached as an exhibit hereto is a press release and financial tables dated October 27, 2005 issued by Dade Behring Holdings, Inc.  The information contained in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item  9.01.        Financial Statements and Exhibits.

(c)                      Exhibits.

99.1  Dade Behring Holdings, Inc. Press Release dated October 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

October 27, 2005	By:	/s/ JOHN M. DUFFEY
John M. Duffey
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits:
Exhibit 99.1	Press release dated October 27, 2005, reporting results for Dade Behring Holdings, Inc. for the third quarter of 2005.